Winter 2007

EnerJex Presentation

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform
Act of 1995.  All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect”
or “anticipate” or other similar words.  These forward-looking statements present our estimates and assumptions only as of the date of this report.  Except for our ongoing securities laws, we do not intend, and undertake no obligation, to update any forward-looking statement.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any or our forward-looking statements.  Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties.  The factors impacting these risks and uncertainties include, but are not limited to:

potential default under our secured obligations;

a default under any material debt agreements

increases in interest rates or our cost of borrowing;

deterioration in general or regional economic conditions;

adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;

inability to achieve future sales levels or other operating results;

fluctuations in the price of oil and gas;

the unavailability of funds for capital expenditures; and

operational inefficiencies in our operations.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Factors That May Affect Our Results of Operations” in  our
SEC filings, available free of charge at the SEC’s website (www.sec.gov).

     The United States Securities and Exchange Commission
permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves as defined in Rule 4-10(a)
of Regulation

     S-X. EnerJex uses certain terms herein, such as probable
reserves, which the SEC’s guidelines strictly prohibit
EnerJex from including in filings with the SEC. U.S.
Investors are urged to consider closely the disclosure in
EnerJex’s Form 10-KSB, File No. 000-30234, available from
EnerJex at 7300 W. 110th, 7th Floor, Overland Park,
Kansas  66210. You can also obtain this form from the SEC
by calling 1-800-SEC-0330 or on the SEC’s website at
www.sec.gov.

Cautionary Note to U.S.
Investors

Operating company formed in 2005 (EnerJex Kansas, Inc.)

Four strategic transactions completed within the last six months

EnerJex Overview

*as of 01/17/08

Symbol ………………………..……

EJXR

Trading Platform.………………….

OTC.BB

Current Share Price*….…..………

$1.03

Multiple Market Makers…………..

Common Shares Outstanding* ...

    50% Retail

    35% Institutional

    15% Management

22 million shares

Float *………………………………..

16 million shares

Enterprise Value*…………….……

$22.1 million

Corporate Headquarters….…......

Overland Park, KS

Key Institutional Investors………

West Coast Capital (WCAM) Enable
Capital, Glacier Asset Capital

Oil and Natural Gas Production in the United States
Explanation
Oil Production
Gas Production
Mixed Production
Dry Wells

ENERJEX RESOURCES

Source: KS Geological Survey

The Opportunity

The mid-continent region and more
specifically, the state of Kansas, has
historically been one of the top 10
domestic oil producing regions.

For the year-ended December 31, 2006,
35.7 million barrels of oil were produced
in the state of Kansas.

Of the total barrels produced in the state,
15 companies accounted for 30% of the
total 35.7 million barrels.

The remaining 70% or 26 million barrels came
from approximately 2,300 different operators
and 23,000 producers that are primarily farmers
and ranchers

Business Plan

“Focus on the Mid-continent Region”: We believe that a confluence of the following events in the mid-continent region make it an attractive area for acquisition:

Traditional roll up strategy utilizing capital, operations, technology, and partnership with Haas Petroleum

Diamonds in the Rough: opportunity to acquire producing properties at below market prices

Grass roots presence giving us access to negotiated transactions vs.
competitive bidding on fundamentally sound assets

Extremely inefficient and fragmented ownership structure.  Opportunity to materially capture value for companies with access to capital from public markets

Oil and Gas Fields in Kansas
GAS
SHALLOW GAS
OIL
OIL AND GAS

ENERJEX RESOURCES

Strong Regional Presence

Black Oaks Project

Gas City Field

Thoren Project

Tri-County Project

DD Energy

    Most large domestic major oil

    exploration companies left the area

    20-30 years ago

Current Producing Assets

Deeper Oil Play:

Black Oaks Project

$4.0 million investment in Phase I of the development program substantially completed by December 31, 2007

Shallow Oil:

Thoren Lease: $400,000 acquisition and subsequent investment of
$600,000 in a development program

Tri-County:  $800,000 acquisition in September 2007

DD Energy:  $2.7 million acquisition in September 2007 and
subsequent investment of $100,000 in the 3rd Quarter

Conventional Gas, Oil and Coal Bed Methane:

Gas City:  $1.2 million initial investment, with new exploration and development agreement with Euramerica Energy, Inc.

Total investment through Dec. 31, 2007 = $9 million

Reserve report as of Dec 31, 2007 = $30.9 million PV 10

COFFEY CO
WOODSON CO
GREENWOOD
Arco Waterflood
Nickel Town Waterflood
Nickel Town
NORTH
Black Oaks Waterflood
GREENWOOD CO
WOODSON CO
Scale
1 Mile = 7/8"
Woodson County, KS
Townships 23S & 24S
Ranges 13E & 14E
Lyon
Coffey
Greenwood
Woodson

ENERJEX RESOURCES

Black Oaks Potential

2.3 million to 3.0 million in potential recoverable reserves

$20 million additional capital investment

Management projections based on results from the ARCO water flood  project

Potential PV 10 enhancement $39 million to $63 million @ $70 a barrel

Secondary Recovery Waterflood

A topical view depicting a traditional five spot

50% of all oil production in Eastern Kansas has come

    from secondary recovery

Summary of Shallow Oil Projects

Project

Investment

Production*

Thoren

$1,000,000

50 BOPD

Tri-County

$800,000

45 BOPD

DD Energy

$2.8 million

40 BOPD

Shallow oil projects - Acquisition and development capital $4.6 million -  PV 10 of $23.3 million as of December 31, 2007

Aggregated 135 BOPD at a cost of $34,000 per producing barrel

In excess of 350 drillable locations

* As of Dec. 31, 2007

23
24
26
25
35
36
Wilson 2
Wilson 1
Drill Hole
Drill Hole
Specht 1
Specht 3
Specht 4
Specht 2
Kipp 2
Kipp 1
Iola Cem
PACIFIC
Cem
Quarry
Oil Wells
54

ENERJEX RESOURCES

Euramerica Energy & EnerJex Joint
Development Project in Iola Kansas

PROVED OIL RESERVE SUMMARY
ENERJEX RESOURCES
AS OF DECEMBER 31, 2007

                PROVED DEVELOP PRODUCING                                                                            $12,157,000

                PROVED DEVELOPED NON PRODUCING                         $12,424,000

         PROVED UNDEVELOPED                                                                         $  6,329,000

               TOTAL PROVED RESERVES DISCOUNTED

        AT 10%                               $30,910,000

               PROBABLE RESERVES DISCOUNTED AT 10%                           $17,214,000

               TOTAL PROVED AND PROBABLE RESERVES               $48,124,000

Twenty-five percent increase in PV10 reserves from September 30, 2007 from additional drilling

With 22 million shares outstanding the PV10 value per share net of debt outstanding is $1.65 per share.

EnerJex initially sold stock in 2006 between $.50 - $.65 per share with no assets, reserves or track record. The Company had zero reserves as of April 30, 2007.

PV 10 Value
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
'Jan 07
'Jun 07
'Sep 07
'Dec 07
' Jun 08
'Dec 08

EnerJex Results of Development
Capital Invested

$1.2 m

$1.7 m

$8.1 m

$10.0 m

Future values dependent

on financings and continued

execution of the strategy

Capital Invested

Proved

Probable

Proved & Probable

Management

C. Stephen Cochennet – Director and CEO
Prior to helping form EnerJex in 2005, Mr. Cochennet was the President of CSC Group, a strategic consulting group working with Fortune 500 Companies as well as emerging and start-up companies in a variety of capacities including facilitating capital formation. Prior to founding CSC Group in 2002, Mr.

   Cochennet spent 16 years with Aquila.

Mark Haas – Executive Consultant & Operations
                                         Manager for Black Oaks Field

  Mr. Haas has been the President of Haas Petroleum, LLC, an oil and natural gas operator, since its inception in 1974. He has also been the President of Skyy Drilling Co., a full service drilling company, since it was formed in 2002. From 1970 until 1974, Mr. Haas worked for his father at Haas Oil Company. Since forming his own company in 1974, Mark has grown from being a small producer to becoming one of the top
60 (out of 1,746 total in 2006) oil producers in the state of Kansas.

Dede Jones – Director of Finance and Accounting

  Ms. Jones is a certified public accountant and internal auditor.   She spent four years at Arthur Anderson
before joining Missouri Public Service in 1989 as an internal auditor.  She was promoted to audit director of
West Plains Energy in 1993.

Brad Kramer – Project Manager

  Mr. Kramer has extensive experience in eastern Kansas including three years as a project manager.  He joined EnerJex in April 2007.

Over 75 years of combined energy experience

Board of Directors

Robert G. Wonish

  Mr. Wonish is currently the President of Petroleum Engineers, Inc., a subsidiary of Stratum
Holdings, Inc. (OTCBB: STTH) as well as the President of CYMRI, L.L.C.

Daran G. Dammeyer

  Mr. Dammeyer is President of D-Two Solutions through which he supports clients by primarily providing merger and acquisition support, strategic planning, budgeting and forecasting process development and implementation.

Darrel G. Palmer

  Darrel G. Palmer serves as president of Energy Management Resources, an energy process management firm serving industrial and large commercial companies throughout the United
States and Canada.

Outside directors 90 years of energy experience